                                             MERIDIAN INDUSTRIAL TRUST
                                             SUPPLEMENTAL INFORMATION
                                             December 31, 1997













--------------------------------------------------------------------------------


MERIDIAN INDUSTRIAL TRUST
455 Market Street, 17th Floor, San Francisco, California  94105
(415) 281-3900
http://www.MIT-REIT.com

                                   MERIDIAN INDUSTRIAL TRUST
                                       TABLE OF CONTENTS


                                                                         Page
                   Financial Highlights                                   1
                   Consolidated Balance Sheets                            2
                   Consolidated Statements of Operations                  3
                   Funds From Operations                                  4
                   Portfolio Summary                                      5
                   Leasing Activity & Lease Expirations                   6
                   Fifteen Largest Tenants                                7
                   Investment Summary                                     8
                   Property Acquisitions                                  9
                   Completed Developments                                 10
                   Property Dispositions                                  11
                   Development In Progress                                12
                   Land Inventory                                         13
                   Capital Structure                                      14
                   Debt Summary                                           15


This Supplemental Information report contains statements which constitute forward looking information regarding the (i) potential acquisitions and property developments by the Company; (ii) trends affecting the Company's financial condition or results of operations; and (iii) the Company's growth strategy, operating strategy and financing strategy. The Company's actual results may differ significantly from the results discussed in the forward looking statements. Certain factors that might cause such a difference are disclosed in the Company's filings with the Securities and Exchange Commission.

                       MERIDIAN INDUSTRIAL TRUST
                         FINANCIAL HIGHLIGHTS
    FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 1997 AND 1996
                               UNAUDITED
               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                           Three months ended December 31,   Year ended December 31,
                                           -----------------------------  ------------------------------
                                                1997           1996            1997          1996 (5)
                                           -------------- --------------  --------------  --------------
Revenues                                    $     26,249   $     11,108    $     66,150    $     35,041
Net Income (1)                                    10,126          3,383          23,958          11,161
Funds from Operations                             14,591          5,089          35,067          16,076
Funds from Operations per Share (2)         $       0.46   $       0.38          $ 1.75          $ 1.50
Dividends per Common Share                  $       0.29   $       0.29          $ 1.16          $ 0.99
Ratios:
  Interest Coverage Ratio (3)                    4.5 : 1        3.9 : 1         4.2 : 1         3.8 : 1
  Funds from Operations Payout Ratio (2)           63.6%          91.3%           67.3%           80.6%


                                                                As of December 31,
                                                              1997             1996
                                                          --------------  --------------
ASSETS:
  Investments in Real Estate Assets Before Depreciation    $    844,739    $    326,349
  Total Assets                                                  863,512         333,063
CAPITALIZATION:
  Mortgage Loans                                                 76,597          66,094
  Unsecured Debt                                                180,609          11,500
                                                          --------------  --------------
    Total Debt                                             $    257,206    $     77,594
Total Shares Outstanding (4)                                     32,438          15,868
Common Share Market Price                                  $      25.50    $      21.00
Equity Value (4)                                           $    827,179    $    333,234
Total Market Capitalization (4)                            $  1,084,385    $    410,828
Debt/Total Market Capitalization                                  23.7%           18.9%



(1) Net income is before sale of properties, extraordinary item and preferred stock dividends declared.
(2) See Funds From Operations schedule on page 4.
(3) Funds from Operations plus interest expense divided by interest expense. Interest expense excludes amortization of deferred loan fees.
(4) See summary of capital structure on page 14.
(5) The Company commenced real estate operations on February 23, 1996.

                           MERIDIAN INDUSTRIAL TRUST
                          CONSOLIDATED BALANCE SHEETS
                       AS OF DECEMBER 31, 1997 AND 1996
                                (IN THOUSANDS)


ASSETS                                                                           1997                  1996
                                                                             (Unaudited)             (Audited)
                                                                         ---------------------  --------------------
Investment in Real Estate Assets:
  Rental Properties Held for Investment                                  $            813,389   $           318,671
  Less: Accumulated Depreciation                                                      (14,374)               (4,217)
  Rental Properties Held for Sale, Net of Accumulated Depreciation                      9,492                 7,530
                                                                         ---------------------  --------------------
                                                                                      808,507               321,984
Investment in Unconsolidated Joint Venture                                             21,500                     -
                                                                         ---------------------  --------------------
Total Investment in Real Estate Assets                                                830,007               321,984
Cash and Cash Equivalents                                                               8,847                 2,942
Restricted Cash and Cash Held in Escrow                                                11,267                 2,314
Accounts Receivable, Net                                                                3,460                 1,659
Capitalized Loan Fees, Lease Commissions and Other Assets, Net                          9,931                 4,164
                                                                         ---------------------  --------------------
TOTAL ASSETS                                                             $            863,512   $           333,063
                                                                         ---------------------  --------------------
                                                                         ---------------------  --------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Unsecured Notes, Net                                                     $            160,109   $               -
Mortgage Loans, Net                                                                    76,597                66,094
Unsecured Credit Facility                                                              20,500                11,500
Accrued Dividends Payable                                                               9,473                 4,648
Accounts Payable, Prepaid Rent and Other Liabilities                                   21,562                 7,308
                                                                         ---------------------  --------------------
TOTAL LIABILITIES                                                                     288,241                89,550
                                                                         ---------------------  --------------------
MINORITY INTEREST IN CONSOLIDATED LIMITED PARTNERSHIPS                                  5,132                   -
                                                                         ---------------------  --------------------
STOCKHOLDERS' EQUITY:
  Series B Preferred Shares at $0.001 par value                                             2                     2
  Common Shares at $0.001 par value                                                        30                    14
  Additional Paid-in Capital                                                          574,848               243,683
  Distributions in Excess of Income                                                    (4,741)                 (186)
                                                                         ---------------------  --------------------
TOTAL STOCKHOLDERS' EQUITY                                                            570,139               243,513
                                                                         ---------------------  --------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $            863,512   $           333,063
                                                                         ---------------------  --------------------
                                                                         ---------------------  --------------------


                           MERIDIAN INDUSTRIAL TRUST
                    CONSOLIDATED STATEMENTS OF OPERATIONS
           FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 1997 AND 1996
                                   UNAUDITED
                                (IN THOUSANDS)


                                                          Three months ended December 31,          Year ended December 31,
                                                       ------------------------------------  ------------------------------------
REVENUES:                                                                                                           1996 (1)
                                                             1997               1996               1997            (Audited)
                                                       -----------------  -----------------  -----------------  -----------------
  Rentals from Real Estate Investments (2)              $        24,220    $        11,001    $        63,491    $        34,465
  Interest and Other Income                                       1,384                107              2,014                576
  Income From Unconsolidated Joint Venture                          645                -                  645                -
                                                       -----------------  -----------------  -----------------  -----------------
TOTAL REVENUES                                                   26,249             11,108             66,150             35,041
                                                       -----------------  -----------------  -----------------  -----------------
EXPENSES:
  Interest Expense                                                4,154              1,897             11,022              6,065
  Property Taxes                                                  2,896              1,500              8,194              4,769
  Property Operating Costs                                        2,252              1,337              5,540              3,821
  General and Administrative                                      2,298              1,273              6,212              4,273
  Depreciation and Amortization                                   4,493              1,718             11,194              4,952
                                                       -----------------  -----------------  -----------------  -----------------
TOTAL EXPENSES                                                   16,093              7,725             42,162             23,880
                                                       -----------------  -----------------  -----------------  -----------------
Income Before Minority Interests, Gain (Loss)
  on Sale of Properties and Extraordinary Item                   10,156              3,383             23,988             11,161
Minority Interests' Share in Net Income                             (30)               -                  (30)               -
Gain (Loss) on Sale of Properties, Net                                3              3,136               (462)             3,313
                                                       -----------------  -----------------  -----------------  -----------------
Income Before Extraordinary Item                                 10,129              6,519             23,496             14,474
Extraordinary Item - Expenses Incurred in
  Connection with Debt Restructuring and Retirements                -                  -                 (808)              (411)
                                                       -----------------  -----------------  -----------------  -----------------
NET INCOME                                              $        10,129    $         6,519    $        22,688    $        14,063

Less: Preferred Dividends Declared                                 (704)              (704)            (2,818)            (2,412)
                                                       -----------------  -----------------  -----------------  -----------------
NET INCOME ALLOCABLE TO COMMON                          $         9,425    $         5,815    $        19,870    $        11,651
                                                       -----------------  -----------------  -----------------  -----------------
                                                       -----------------  -----------------  -----------------  -----------------


(1)  The Company commenced real estate operations on February 23, 1996.
(2) Includes $566 and $179 for straight-line rents for the three months ended December 31, 1997 and 1996, respectively. For the year ended December 31, 1997 and 1996, includes straight-line rents of $2,067 and $732, respectively.

                               MERIDIAN INDUSTRIAL TRUST
                                 FUNDS FROM OPERATIONS
                FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 1997 AND 1996
                                     UNAUDITED
                          (IN THOUSANDS, EXCEPT SHARE DATA)


                                                       Three months ended December 31,          Year ended December 31,
                                                    ------------------------------------  ------------------------------------
                                                          1997               1996               1997             1996 (4)
                                                    -----------------  -----------------  -----------------  -----------------
Net Income                                           $        10,129    $         6,519    $       22,688     $        14,063
Add back:
  Real Estate Depreciation                                     4,465              1,706             11,109              4,915
  Loss (Gain) on Sale of Properties                               (3)            (3,136)               462             (3,313)
  Extraordinary Item                                               -                  -                808                411
                                                    -----------------  -----------------  -----------------  -----------------
Funds from Operations (1)                            $        14,591    $         5,089    $        35,067    $        16,076
                                                    -----------------  -----------------  -----------------  -----------------
                                                    -----------------  -----------------  -----------------  -----------------
Funds from Operations per Share                      $          0.46    $          0.38    $          1.75    $          1.50
Dividends per Common Share                           $          0.29    $          0.29    $          1.16    $          0.99
Funds from Operations Payout Ratio (2)                         63.6%              91.3%              67.3%              80.6%
Weighted Average Shares Outstanding (3)                   31,536,073         13,375,573         20,064,031         10,749,188


(1) The Company calculates funds from operations (FFO) in accordance with the white paper published by the National Association of Real Estate Investment Trusts, Inc. FFO means net income (loss), (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization relating to real property, and after adjustment from unconsolidated partnerships and joint ventures.
(2) Includes annual dividends paid to Series B Preferred Stockholders of $1.24 per share. Also reflects cash refunded in connection with three property for stock transactions completed in 1997 representing dividends for the period prior to closing, which were accounted for as a purchase price adjustment.
(3) The number of shares outstanding was calculated as if the 2,272,727 outstanding shares of Series B Convertible Preferred Stock was converted to Common Stock, which is consistent with the methodology used in prior periods.
(4) The Company commenced real estate operations on February 23, 1996.

                           MERIDIAN INDUSTRIAL TRUST
                             PORTFOLIO SUMMARY (1)
                            AS OF DECEMBER 31, 1997


REGION                         NO. OF         OCCUPANCY        RENTABLE        % OF TOTAL       ANNUALIZED       % OF TOTAL
                             PROPERTIES         RATE         SQUARE FEET      SQUARE FEET        BASE RENT       BASE RENT
-------------------------  -------------    -------------   -------------   -----------------  -------------   -------------
LA Basin                              48              97%       5,584,211          23.2%       $ 22,871,083           25.4%
Dallas                                41              94%       4,636,593          19.3%         14,220,860           15.8%
Chicago                               22              95%       2,655,142          11.0%         10,017,325           11.1%
Memphis                               10             100%       1,943,287           8.1%          5,751,038            6.4%
Columbus                               6             100%       1,968,283           8.2%          5,746,495            6.4%
Atlanta                                7              97%       1,064,591           4.4%          5,639,430            6.3%
SF Bay Area                            6              98%       1,124,276           4.7%          5,465,419            6.1%
Houston                               10              94%       1,134,445           4.7%          3,339,151            3.7%
Detroit                               13              91%         654,321           2.7%          2,840,698            3.2%
New Jersey/I-95                       10             100%         579,267           2.4%          2,271,673            2.5%
Phoenix                                5             100%         587,105           2.4%          2,259,047            2.5%
Nashville                              3             100%         437,552           1.8%          1,402,522            1.6%
Richmond                               2              92%         145,799           0.6%          1,320,808            1.5%
San Diego                              2             100%         191,451           0.8%          1,260,016            1.4%
Miami                                  3              99%         219,379           0.9%          1,085,006            1.2%
Seattle                                1              75%         237,281           1.0%          1,079,366            1.2%
Orlando                                1             100%         242,160           1.0%          1,075,992            1.2%
Indianapolis                           1             100%         219,104           0.9%            724,428            0.8%
Little Rock                            2             100%         235,250           1.0%            599,642            0.7%
St. Louis                              1             100%         126,642           0.5%            499,991            0.6%
Minneapolis                            1             100%         100,000           0.4%            421,787            0.4%

                           -------------    -------------   -------------   -----------------  -------------   -------------
TOTAL                                195              97%      24,086,139           100%       $ 89,891,777            100%
                           -------------    -------------   -------------   -----------------  -------------   -------------
                           -------------    -------------   -------------   -----------------  -------------   -------------



(1)  Does not include properties under development.

                           MERIDIAN INDUSTRIAL TRUST
                               LEASING ACTIVITY (1)
                       FOR THE YEAR ENDED DECEMBER 31, 1997


                      No. of Leases                                            67
                      Square Feet of Leases                                2,295,738
                      Base Rent % Change                                     4.53%
                      Average T.I. & L.C. per SF                             $0.60
                      Tenant Retention                                        52%

                            LEASE EXPIRATIONS (2)
                           AS OF DECEMBER 31, 1997

                                                            % of Total                                            % of Total
                               Rentable Square              Square Feet                 Annual Base              Annual Base
         Year of               Feet Subject to             Represented by               Rents Under          Rents Represented by
     Lease Expiration          Expiring Leases            Expiring Leases            Expiring Leases           Expiring Leases
     ----------------      -----------------------  --------------------------  ------------------------  -------------------------
         1998                           3,952,200              17%               $           15,369,667              18%
         1999                           3,134,235              14%                           13,001,375              15%
         2000                           3,136,308              14%                           11,758,995              14%
         2001                           2,800,194              12%                           11,293,304              13%
         2002                           2,088,003               9%                            8,083,992               9%
         2003                             705,670               3%                            3,003,324               3%
         2004                             428,178               2%                            1,449,682               2%
         2005                           1,982,393               9%                            6,223,757               7%
         2006                           2,167,077               9%                            7,866,543               9%
         2007                           1,005,764               4%                            3,644,840               4%
      Thereafter                        1,508,859               7%                            5,352,492               6%
                           -----------------------  --------------------------  ------------------------  -------------------------
         Total                         22,908,881             100%               $           87,047,971             100%
                           -----------------------  --------------------------  ------------------------  -------------------------
                           -----------------------  --------------------------  ------------------------  -------------------------


(1) Includes new and renewed leases for second generation space commenced during the period. Excludes two retail properties in Atlanta consisting of 384,875 square feet. Also excludes month-to-month tenants.
(2) Excludes two retail properties in Atlanta consisting of 384,875 square feet, which were 92% occupied at 12/31/97. Month-to-month tenants are included as 1998 expirations.

                             MERIDIAN INDUSTRIAL TRUST
                              FIFTEEN LARGEST TENANTS
                              AS OF DECEMBER 31, 1997


                TENANT                      NUMBER OF         SQUARE FEET        % OF TOTAL           ANNUALIZED     % OF TOTAL
                                             LEASES             LEASED           PORTFOLIO         BASE RENT (1)     PORTFOLIO
---------------------------------------- --------------- -------------------  --------------    -----------------   -----------
Sears Roebuck And Co.                           3             1,814,592            7.5%          $     4,966,448        5.5%
General Tire, Inc.                              2               632,790            2.6%                2,120,916        2.4%
Blockbuster Music Corp.                         1               260,000            1.1%                1,771,448        2.0%
S.C. Johnson & Son, Inc.                        2               502,500            2.1%                1,665,385        1.9%
Kirk Paper Corp.                                1               315,705            1.3%                1,412,712        1.6%
Allegiance Healthcare Corp.                     1               361,690            1.5%                1,294,127        1.4%
Kraft Foods, Inc.                               1               351,788            1.5%                1,278,262        1.4%
Technicolor Videocassette, Inc.                 1               310,736            1.3%                1,132,585        1.3%
Cumberland Swan, Inc.                           2               341,552            1.4%                1,127,122        1.3%
L.D. Brinkman & Co., Inc.                       1               367,744            1.5%                1,055,676        1.2%
Moog Automotive, Inc.                           1               209,682            0.9%                  966,215        1.1%
International Business Machine                  1               150,000            0.6%                  937,500        1.0%
AmeriSource Health Corporation                  1               181,370            0.8%                  936,747        1.0%
Mattel Toys                                     1               275,169            1.1%                  924,576        1.0%
Core-Mark Distirbutors, Inc.                    1               201,380            0.9%                  852,000        0.9%

                                         --------------- -------------------  --------------    -----------------   -----------
Total                                          20             6,276,698           26.1%          $    22,441,719       25.0%
                                         --------------- -------------------  --------------    -----------------   -----------
                                         --------------- -------------------  --------------    -----------------   -----------


(1) Represents annualized base rent from leases in effect as of December 31, 1997.

                            MERIDIAN INDUSTRIAL TRUST
                               INVESTMENT SUMMARY
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                    Quarter Ended
                          ----------------------------------------------------------------------------------------- ---------------
                            March 31, 1997       June 30, 1997       September 30, 1997 (2)     December 31, 1997      1997 Total
                          ------------------  -------------------  -------------------------  --------------------- ---------------
Property Acquisitions
  Square Feet                            -             1,383,089                  9,648,483              3,680,481       14,712,053
  Total Investment (1)     $             -      $     50,095,902    $           348,298,561    $       111,846,895    $ 510,241,358

Completed Developments
  Square Feet                        100,000                 -                    279,800                  407,160          786,960
  Total Investment (1)     $       4,157,332    $            -      $            12,066,427    $        19,391,520    $  35,615,279

Property Dispositions
  Square Feet                        157,095             386,629                  1,692,721                    -          2,236,445
  Sales Price              $       3,400,000    $      8,433,000    $            49,709,845    $               -      $  61,542,845




(1) Total investment includes all costs incurred to date for the property acquisition or development.
(2) Includes the acquisition of thirteen industrial properties in a property for stock transaction, which were directly conveyed in a simultaneous sale by the Company to a single buyer for a total sales price of $49,709,845.

                     MERIDIAN INDUSTRIAL TRUST
                       PROPERTY ACQUISITIONS
                FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                                               Total
          Property                           Location                Square Feet      Acquisition Date    Investment (1)
---------------------------------------  -------------------  ---------------------   -----------------  ----------------
Meyer Circle                             LA Basin                        201,380             4/97         $    8,358,207
South Arlington                          Indianapolis                    219,104             4/97              7,554,351
80th Avenue                              Chicago                         302,500             4/97              9,304,514
Eucalyptus Avenue                        LA Basin                        169,719             5/97              5,039,816
Yates Avenue                             LA Basin                        373,361             5/97             16,497,870
2501 N. Great Southwest Pkwy.            Dallas                          117,025             5/97              3,341,144
425 South Rockefeller                    LA Basin                        110,000             7/97              3,938,912
100 Friars Lane                          New Jersey/I-95                 181,370             7/97             10,032,407
2200 Cedars Road                         Atlanta                         201,600             8/97              6,054,227
PREI Portfolio I                         Various                         825,568             8/97             32,885,005
Prudential Portfolio                     Various                       5,231,406             9/97            180,311,297
PREI Portfolio II                        Columbus                        953,691             9/97             32,037,746
Ameritech Portfolio Group A              Various                       2,144,848             9/97             83,038,967
Ameritech Portfolio Group B              Various                       1,960,334            10/97             62,921,444
3050-3080 Enterprise Street              LA Basin                         64,640            12/97              3,578,282
2190 Hanson Way                          SF Bay Area                     200,000            12/97              7,077,041
4647 Pine Timbers                        Houston                         143,550            12/97              3,665,641
4660 Pine Timbers                        Houston                         306,785            12/97              7,772,613
Estate of James Campbell Portfolio       Dallas                          607,275            12/97             15,844,135
UBS Portfolio                            New Jersey/I-95                 397,897            12/97             10,987,739

                                                              --------------------                       ----------------
Total                                                                 14,712,053                          $  510,241,358
                                                              --------------------                       ----------------
                                                              --------------------                       ----------------


(1) Total investments includes all costs incurred to date for the property acquisition.

                      MERIDIAN INDUSTRIAL TRUST
                        COMPLETED DEVELOPMENTS
                 FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                   Construction                            Total
              Property              Location        Square Feet     Completion    Stabilization Date   Investment (1)
-------------------------------   -------------    -------------   ------------  --------------------  --------------
Boulder Avenue                    Minneapolis         100,000          3/97               3/97          $  4,157,332
Highlands Parkway                 Atlanta             150,000          7/97               7/97             7,818,932
Enterprise Building A             Dallas              129,800          9/97              10/97             4,247,495
2200 Consulate Drive              Orlando             242,160         10/97              10/97             9,853,326
Skylab Road                       LA Basin            165,000         12/97              12/97             9,538,194

                                                   -------------                                       --------------
Total                                                 786,960                                           $ 35,615,279
                                                   -------------                                       --------------
                                                   -------------                                       --------------



(1) Total investments includes all costs incurred to date for the development project.

                    MERIDIAN INDUSTRIAL TRUST
                      PROPERTY DISPOSITIONS
               FOR THE YEAR ENDED DECEMBER 31, 1997


          Property         Location             Square Feet        Disposition Date      Sale Price
---------------------  ------------------   -------------------   ------------------  --------------
Birmingham I           Birmingham, AL                   78,000            1/97         $  1,767,000
Birmingham II          Birmingham, AL                   79,095            1/97            1,633,000
Wildwood/Pioneer       Irving, TX                      269,768            5/97            4,555,000
Golden Cove            Palos Verdes, CA                 75,881            6/97            3,000,000
Phoenix N. 23rd        Phoenix, AZ                      40,980            6/97              878,000
Bulk sale (1)          Jacksonville, FL              1,692,721            9/97           49,709,845
                       New Orleans, LA

                                            -------------------                       --------------
Total                                                2,236,445                         $ 61,542,845
                                            -------------------                       --------------
                                            -------------------                       --------------



(1) In conjunction with a property for stock transaction, thirteen industrial properties were directly conveyed in a simultaneous sale by the Company to a single buyer for a total sales price of $49,709,845.

                            MERIDIAN INDUSTRIAL TRUST
                             DEVELOPMENT IN PROGRESS
                             AS OF DECEMBER 31, 1997


                                                                            Estimated
                                                                          Construction           Estimated            Estimated
      Development Start                 Location          Square Feet       Completion    Stabilization Date (1)     Investment
--------------------------------  -------------------  ----------------  ---------------  ----------------------  ---------------
Enterprise Building B             Dallas                     124,798          4/98                  5/98           $   4,134,000
Gateway One                       SF Bay Area                500,000          4/98                  6/98              16,400,294
Enterprise Building C             Dallas                     178,013          5/98                  6/98               7,052,092
2100 Consulate Drive              Orlando                     75,000          1/98                  7/98               3,915,580
Lebanon Pike Circle               Nashville                  178,630          4/98                  9/98               7,281,528
Carrowinds Boulevard              Charlotte                  558,900          7/98                  9/98              21,600,000
2225 Cedars Road                  Atlanta                    249,600          3/98                  3/99               6,871,508
Meridian Distribution Center      LA Basin                   606,753          4/98                  4/99              19,626,000
Frankford Trade Center            Dallas                     709,920          6/98                  6/99              20,560,209

                                                       ----------------                                           ---------------
Total                                                      3,181,614                                               $ 107,441,211
                                                       ----------------                                           ---------------
                                                       ----------------                                           ---------------



(1) Represents the Company's estimate of the date the building will reach stabilization. Properties are considered stabilized for financial reporting purposes upon the earlier of substantial lease-up or one year from shell completion. However, there can be no assurance that these properties will reach stabilization by the date showen.

                      MERIDIAN INDUSTRIAL TRUST
                            LAND INVENTORY



              Location                          Status                    Acres
-------------------------------------   -----------------------   -----------------------
Chicago                                 Contract (1)                                  49.9
Dallas                                  Option (2)                                    43.0
Detroit                                 Contract (1)                                 102.1
LA - Cedarpointe                        Closed                                        27.4
LA - Magnolia                           Closed                                        19.2
LA - Bridgestone                        Option (2)                                    45.3
LA - Fujita                             Contract (1)                                  19.0

                                                                  ------------------------
Total                                                                                305.9
                                                                  ------------------------
                                                                  ------------------------


(1) A Purchase and Sale Agreement for this land parcel has been executed.
(2) A Purchase Option Agreement for this land parcel has been executed.

                               MERIDIAN INDUSTRIAL TRUST
                                   CAPITAL STRUCTURE
                                AS OF DECEMBER 31, 1997


               DEBT                                                                                Aggregate Principal
                                                                                                     Outstanding at
                                                                                                    December 31, 1997
                                                                                                   ------------------
Unsecured Notes  7.25% due November 20, 2007                                                         $  135,000,000
Unsecured Notes  7.30% due November 20, 2009                                                             25,000,000
                                                                                                    ----------------
  Total Unsecured Notes                                                                                 160,000,000
Add:  Unamortized Debt Premium                                                                              108,880
                                                                                                    ----------------
  Total Unsecured Notes Including Debt Premium                                                          160,108,880
                                                                                                    ----------------

Mortgage Loans (including unamortized debt premium of $153,140)                                          76,596,936
Unsecured Credit Facility                                                                                20,500,000
                                                                                                    ---------------
  Total Debt                                                                                         $  257,205,816
                                                                                                    ---------------
                                                                                                    ---------------

                    EQUITY                              Shares         Conversion    Common Stock    Market Value
                                                     Outstanding (1)      Ratio       Equivalents    Equivalents (1)
-------------------------------------------------   -----------------  -----------  --------------  ----------------
Series B Convertible Preferred Shares (2)                  2,272,727      1 : 1        2,272,727     $   57,954,539
Common Stock (2)                                          30,165,662       N/A        30,165,662        769,224,381
                                                    -----------------                               ----------------
Total Shares and Equity Capitalization                    32,438,389                                 $  827,178,920
                                                    -----------------                               ----------------
                                                    -----------------                               ----------------

Total Market Capitalization                                                                          $1,084,384,736
                                                                                                    ----------------
                                                                                                    ----------------



(1) The number of common shares outstanding was calculated as if the outstanding shares of Series B Convertible Preferred Stock had been converted to Common Stock, which is consistent with the methodology used in prior periods.
(2)  Value based on December 31, 1997 Common Stock closing price of $25.50.

                           MERIDIAN INDUSTRIAL TRUST
                                 DEBT SUMMARY
                            AS OF DECEMBER 31, 1997


                                  Principal Maturities
                                   of Unsecured Notes
       Debt Maturity Schedule      and Mortgage Loans      Unsecured Credit Facility
       ----------------------     --------------------     -------------------------
                1998                $  10,349,548           Facility Capacity             $ 250,000,000
                1999                          -             Outstanding @ 12/31/97           20,500,000
                                                                                         ---------------
                2000                          -             Remaining Capacity            $ 229,500,000
                                                                                         ---------------
                                                                                         ---------------
                2001                          -
                2002                          -
                2003                          -
                2004                          -
                2005                   66,094,248
                2006                          -
                2007                  135,000,000
                2008                          -
                2009                   25,000,000
                                  -------------------
               Total                $ 236,443,796
                                  -------------------
                                  -------------------




DEBT ANALYSIS                    % of Total          Weighted              Weighted
                                    Debt           Average Rate        Average Maturity
                              ----------------    --------------    ---------------------
  Unsecured - Fixed Rate                62.3%         7.26%               10.2 Yrs
  Unsecured - Variable Rate              8.0%         7.33%                2.2 Yrs
  Secured - Fixed Rate                  29.7%         8.80%                6.5 Yrs
